Exhibit 10.3

Ninth Amended and Restated Rent Supplement

(Stanton/Brady/Celeste Lease)

December 31, 2015

This Ninth Amended and Restated Rent Supplement (this “Ninth Amended Supplement”) between Sharyland Distribution and Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on December 31, 2015, to memorialize supplements to the S/B/C Lease (as defined below), effective as of January 1, 2016. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the S/B/C Lease.

WHEREAS, Lessor and Lessee are Parties to a Third Amended and Restated Lease Agreement (Stanton/Brady/Celeste Assets) dated December 31, 2015 (as amended from time to time in accordance with its terms, the “S/B/C Lease”);

WHEREAS, the amended and restated S/B/C Lease, among other things, extends the term of the S/B/C Lease for two years, though December 31, 2017;

WHEREAS, on March 13, 2015 the Parties executed an Eighth Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease) (the “Eighth Amended Supplement”), which the Parties now wish to amend and restate pursuant to Sections 3.2(b) and 3.2(c) of the S/B/C Lease;

WHEREAS, the Parties intend to memorialize in this Ninth Amended Supplement projected Base Rent amounts, Percentage Rent Percentages, and Percentage Rent Breakpoints for each of 2016 and 2017 to reflect the new term of the S/B/C Lease, as well as the Incremental CapEx and Lessee CapEx the Parties expect during 2016;

WHEREAS, the Incremental CapEx and Lessee CapEx for 2015 were different than expected by the Eighth Amended Supplement and the Parties wish to effect a Rent Validation (as set forth in Section 3.2(c) of the S/B/C Lease) to memorialize the effect of such difference; and

WHEREAS, as a result of this Rent Validation, a one-time payment set forth below is owed by Lessee and will be paid within 30 days after execution hereof.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1. The Eighth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2. The S/B/C Lease, except as supplemented by this Ninth Amended Supplement, shall remain in full force and effect.

Incremental CapEx:

2011	$4,212,000
2012	$14,873,337
2013	$43,422,100
2014	$139,387,740
2015	$83,531,741	#
	$93,948,126	##

(Total 2015)	$177,479,867	###
2016	$121,427,537	*
	$83,593,598	**
(Total 2016)	$205,021,135

STANTON BRADY CELESTE LEASE

#	Represents the “validated” amount of 2015 distribution Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease, and, as part of this Rent Validation, the amount and weighted average in-service date of 2015 distribution Incremental CapEx has been restated to $83,531,741 with a weighted average in-service date of August 1, 2015. The amount of 2015 distribution Incremental CapEx included in the Eighth Amended Supplement was $83,149,447, with a weighted average in-service date of July 1, 2015.
##	Represents the validated amount of 2015 transmission Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease, and, as part of this Rent Validation, the amount and weighted average in-service date of 2015 transmission Incremental CapEx has been restated to $93,948,126 with a weighted average in-service date of August 1, 2015. The amount of 2015 transmission Incremental CapEx included in the Eighth Amended Supplement was $219,040,435, with a weighted average in-service date of October 1, 2015.
###	Represents the total validated amount of transmission and distribution Incremental CapEx in 2015.
*	Represents the amount of distribution Incremental CapEx that the Parties expect to be placed in service during 2016, with a weighted average in-service date of July 1, 2016.
**	Represents the aggregate amount of transmission Incremental CapEx the Parties expect to be placed in service in 2016. Of the 2016 Incremental CapEx, an aggregate of $12,037,735 is expected to be in service as of the balance sheet date reflected in Lessee’s first 2016 Regulatory Order (“First 2016 CapEx”), an aggregate of $35,187,221 is expected to be in service as of the balance sheet date reflected in Lessee’s second 2016 Regulatory Order (“Second 2016 CapEx”), and an aggregate of $36,368,643 is expected to be placed in service throughout the remainder of 2016 (“2016 Stub-Year CapEx”). A “Regulatory Order” is defined as either (i) the PUCT’s approval of Lessee’s application for updated wholesale transmission rates or (ii) final resolution or settlement of a rate case applicable to Lessee’s transmission rates. The Parties expect the First 2016 CapEx, Second 2016 CapEx, and 2016 Stub-Year CapEx, collectively, to have a weighted average in-service date of July 1, 2016. The Parties expect the first 2016 Regulatory Order to be effective on June 1, 2016, the second 2016 Regulatory Order to be effective on October 1, 2016, and the first 2017 Regulatory Order to be effective on March 1, 2017. The Parties agree that any Rent Validation (within the meaning of the S/B/C Lease) with respect to First 2016 CapEx, Second 2016 CapEx, or 2016 Stub-Year CapEx will use the actual effective dates of the applicable Regulatory Order (to the extent known), but will otherwise be determined in accordance with Section 3.2(c) of the S/B/C Lease.

Lessee CapEx:

2011	$1,232,807
2012	$1,969,693
2013	$2,920,207
2014	$12,972,164
2015	$6,000,142	#
2016	$5,000,000	*

#	Represents the “validated” amount of 2015 Lessee CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease, and, as part of this Rent Validation, the amount of 2015 Lessee CapEx has been restated. The amount of 2015 Lessee CapEx included in the Eighth Amended Supplement was $7,005,000. The weighted average in-service date of July 1, 2015 was unchanged as part of the Rent Validation.
*	Represents the amount of Lessee CapEx the Parties expect during 2016, with a weighted average in-service date of July 1, 2016.

STANTON/BRADY/CELESTE LEASE

Base Rent:

2011	$18,111,535
2012	$18,669,636
2013	$21,784,564
2014	$31,794,169
2015	$44,025,043	#
2016	$62,774,336	##
2017	$73,041,150	###

#	Represents the “validated” amount of 2015 Base Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease and, as part of this Rent Validation, the amount of 2015 Base Rent has been restated. The amount of 2015 Base Rent included in the Eighth Amended Supplement was $43,664,386, comprised of 2015 Base Rent payments of $3,312,437 paid on the 15th day of each month beginning on March 15, 2015 through May 15, 2015 (with respect to January 2015 through March 2015) and payments of $3,584,836 on June 15, 2015 through December 15, 2015 (with respect to April 2015 through October 2015). Lessee is scheduled to make a monthly 2015 Base Rent payment of $4,316,614 on each of January 15, 2016 and February 15, 2016 (with respect to November and December 2015). Lessee will pay Lessor $360,657 (which is the difference between the amount set forth as 2015 Base Rent above ($44,025,043) and the aggregate amount of monthly Base Rent set forth in this footnote ($43,664,386)) as a validation payment within 30 days of the date hereof (as set forth under “Validation Payment” below).
##	Lessee will make a monthly 2016 Base Rent payment of $5,111,415 on the 15th day of each month beginning on March 15, 2016 through August 15, 2016 (with respect to January 2016 through June 2016). Lessee will then make a monthly 2016 Base Rent payment of $5,232,752 on the 15th day of each month beginning on September 15, 2016 through December 15, 2016 (with respect to July 2016 through October 2016), with the increase in monthly Base Rent reflecting First 2016 CapEx and commencing July 1, 2016, which is 30 days after approval of Lessee’s first 2016 Regulatory Order. Lessee will then make a monthly 2016 Base Rent payment of $5,587,420 on each of January 15, 2017 and February 15, 2017 (with respect to November 2016 and December 2016), with the increase in monthly Base Rent reflecting Second 2016 CapEx and commencing November 1, 2016, which is 30 days after approval of Lessee’s second 2016 Regulatory Order.
###	Lessee will make a monthly 2017 Base Rent payment of $5,826,451 on the 15th day of each month beginning on March 15, 2017 through May 15, 2017 (with respect to January 2017 through March 2017). Lessee will then make a 2017 Base Rent payment of $6,173,533 on the 15th day of each month beginning on June 15, 2017 through February 15, 2018 (with respect to April 2017 through December 2017), with the increase in monthly Base Rent reflecting 2016 Stub-Year CapEx and commencing April 1, 2017, which is 30 days after approval of Lessee’s first 2017 Regulatory Order.

Percentage Rent Percentages:

2011	29.019%
2012	24.206%
2013	25.1%
2014	23.6%
2015	23.1%#
2016	23.1%
2017	23.1%

#	Represents the “validated” percentage applicable to 2015 Percentage Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease and, as part of this Rent Validation, the 2015 percentage has been restated. The 2015 percentage included in the Eighth Amended Supplement was 22.8%.

STANTON/BRADY/CELESTE LEASE

Annual Percentage Rent Breakpoints:

2011	$27,111,535
2012	$27,669,636
2013	$30,784,564
2014	$36,935,549
2015	$47,271,231	#
2016	$55,428,569	*
2017	$68,027,068	**

#	Represents the “validated” 2015 Annual Percentage Rent Breakpoint, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease and, as part of this Rent Validation, the 2015 Annual Percentage Rent Breakpoint has been restated. The 2015 Annual Percentage Rent Breakpoint included in the Eighth Amended Supplement was $46,910,575.
*	The 2016 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2016 Regulatory Order and the second 2016 Regulatory Order, as well as the amount of First 2016 CapEx and Second 2016 CapEx.
**	The 2017 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2016 Regulatory Order, the second 2016 Regulatory Order, and the first 2017 Regulatory Order, as well as the amount of First 2016 CapEx, Second 2016 CapEx, and 2016 Stub-Year CapEx.

Revenues Attributable to Lessee CapEx:

2013	$1,357,683
2014	$4,850,029
2015	$7,165,041	#
2016	$8,879,638
2017	$8,861,730

#	Represents the “validated” 2015 Revenues Attributable to Lessee CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease and, as part of this Rent Validation, the 2015 Revenues Attributable to Lessee CapEx have been restated. The 2015 Revenues Attributable to Lessee CapEx included in the Eighth Amended Supplement were $7,520,074.

Validation Payment: As a result of the validation described above, pursuant to Section 3.2(c) of the S/B/C Lease, Lessee will pay Lessor $360,657 within 30 days following execution hereof. Such payment relates to the validation of Base Rent described above. The 2015 Percentage Rent Percentage and 2015 Annual Percentage Rent Breakpoint have also been validated pursuant to this Ninth Amended Supplement. Consistent with the S/B/C Lease, the Percentage Rent payment made on or around February 15, 2016 (with respect to 2015 Percentage Rent) will give effect to the validated 2015 Percentage Rent Percentage and 2015 Annual Percentage Rent Breakpoint set forth above.

ERCOT Transmission Rate Allocation:	before June 20, 2013: 0% between June 20 and October 17, 2013: 6.9% between October 17 and February 25, 2014: 3.4%

STANTON/BRADY/CELESTE LEASE

between February 25 and May 1, 2014: 8.5%

between May 1 and October 3, 2014: 8.3%

between October 3, 2014 and March 31, 2015: 7.3%

between April 1, 2015 and October 31, 2015: 10.5%

between November 1, 2015 and June 1, 2016: 17.8%

between June 1, 2016 and October 1, 2016: 20.2%

starting on October 1, 2016: 22.9%

Term of Rent Supplement: Expires 12/31/17

STANTON/BRADY/CELESTE LEASE

The Parties have executed this Ninth Amended Supplement to the S/B/C Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION &
TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

STANTON/BRADY/CELESTE LEASE